UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 2, 2020

(Date of earliest event reported)

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard Seattle Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 1.01.	Entry into a Material Definitive Agreement.

On July 2, 2020, Alaska Airlines, Inc. (“Alaska Airlines”) and Horizon Air Industries, Inc. (“Horizon,” and together with Alaska Airlines, the “Issuers”), each a wholly-owned subsidiary of Alaska Air Group, Inc. (the “Company”), and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”) and pass through trustee (the “Trustee”) under two pass through trusts newly formed by the Issuers, entered into 61 separate Participation Agreements, dated as of July 2, 2020 (each, a “Participation Agreement” and, collectively, the “Participation Agreements”). The Participation Agreements provide for the issuance by the Issuers of equipment notes (the “Equipment Notes”) in an aggregate principal amount of $1,173,919,000 secured by 26 Boeing 737-890 aircraft, each delivered new to Alaska Airlines from January 2007 to June 2010, 16 Boeing 737-990ER aircraft, each delivered new to Alaska Airlines from February 2016 to March 2019, and 19 Embraer E175 LR aircraft, each delivered new to Horizon from June 2017 to December 2018 (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”), and which are substantively identical with respect to each model of Aircraft. The Equipment Notes were issued under separate Indenture and Security Agreements (each, an “Indenture” and, collectively, the “Indentures”) with respect to each Aircraft, in each case entered into by the applicable Issuer, as owner of such Aircraft, and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), on July 2, 2020. The payment obligations of the Issuers under the Equipment Notes acquired by the Trusts (as defined below) are fully and unconditionally guaranteed by the Company. In addition, Alaska Airlines guarantees the payment obligations of Horizon under the Equipment Notes issued by Horizon held by the Trusts, and Horizon guarantees the payment obligations of Alaska Airlines under the Equipment Notes issued by Alaska Airlines held by the Trusts.

The Equipment Notes were issued in two series: (1) Series A, bearing interest at the rate of 4.800% per annum in the aggregate principal amount equal to $965,772,000, and (2) Series B, bearing interest at the rate of 8.000% per annum in the aggregate principal amount equal to $208,147,000. The Equipment Notes were purchased by the Trustee using the proceeds from the sale of a total of $1,173,919,000 of Alaska Air Pass Through Certificates, Series 2020-1 (the “Certificates”) through the two newly formed pass through trusts (the “Trusts”). Pursuant to separate Revolving Credit Agreements, each dated July 2, 2020, between Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as liquidity provider (the “Liquidity Provider”), and the Subordination Agent, the Liquidity Provider has provided a separate liquidity facility for each class of Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such class.

The interest on the Equipment Notes is payable semiannually on each February 15 and August 15, beginning on February 15, 2021. The principal payments on the Equipment Notes are scheduled on February 15 and August 15, beginning on February 15, 2021. The final payments will be due on August 15, 2027 in the case of the Series A Equipment Notes and on August 15, 2025 in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by any Issuer (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving any Issuer. The Equipment Notes issued with respect to each Aircraft are secured by a lien on such Aircraft and are also cross-collateralized by the other Aircraft.

The Certificates were sold in a private placement to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The foregoing description of the Participation Agreements, the Indentures and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Pass Through Trust Agreement, dated as of July 2, 2020, between Alaska Airlines, Horizon and U.S. Bank Trust National Association.*

4.2

Trust Supplement No. 2020-1A, dated as of July 2, 2020, between Alaska Airlines, Horizon and U.S. Bank Trust National Association, as Class A Trustee, to the Pass Through Trust Agreement dated as of July 2, 2020.

4.3

Trust Supplement No. 2020-1B, dated as of July 2, 2020, between Alaska Airlines, Horizon and U.S. Bank Trust National Association, as Class B Trustee, to the Pass Through Trust Agreement dated as of July 2, 2020.

4.4

Guarantee from Alaska Air Group, Inc., as Guarantor, to U.S. Bank Trust National Association, as Pass Through Trustee under the Class A Pass Through Trust Agreement, Pass Through Trustee under the Class B Pass Through Trust Agreement, Subordination Agent and Loan Trustee, dated as of July 2, 2020.*

4.5

Guarantee from Alaska Airlines Inc., as Guarantor, to U.S. Bank Trust National Association, as Pass Through Trustee under the Class A Pass Through Trust Agreement, Pass Through Trustee under the Class B Pass Through Trust Agreement, Subordination Agent and Loan Trustee, dated as of July 2, 2020.*

4.6

Guarantee from Horizon Air Industries, Inc., as Guarantor, to U.S. Bank Trust National Association, as Pass Through Trustee under the Class A Pass Through Trust Agreement, Pass Through Trustee under the Class B Pass Through Trust Agreement, Subordination Agent and Loan Trustee, dated as of July 2, 2020.*

4.7	Form of Pass Through Trust Certificate, Series 2020-1A (included in Exhibit A to Exhibit 4.2).

4.8	Form of Pass Through Trust Certificate, Series 2020-1B (included in Exhibit A to Exhibit 4.3).

4.9

Intercreditor Agreement (2020-1), dated as of July 2, 2020, among U.S. Bank Trust National Association, as Trustee of the Alaska Air Pass Through Trust 2020-1A and the Alaska Air Pass Through Trust 2020-1B, Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent.*

4.10

Revolving Credit Agreement (2020-1A), dated as of July 2, 2020, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Alaska Air Pass Through Trust 2020-1A and as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class A Liquidity Provider.*

4.11

Revolving Credit Agreement (2020-1B), dated as of July 2, 2020, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Alaska Air Pass Through Trust 2020-1B and as Borrower, and Crédit Agricole Corporate and Investment Bank, acting through its New York Branch, as Class B Liquidity Provider.*

4.12

Participation Agreement (N568AS), dated as of July 2, 2020, among Alaska Airlines, U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.*, **

4.13	Indenture and Security Agreement (N568AS), dated as of July 2, 2020, between Alaska Airlines and U.S. Bank Trust National Association, as Loan Trustee.*, **

4.14

Participation Agreement (N494AS), dated as of July 2, 2020, among Alaska Airlines, U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.*, ***

4.15	Indenture and Security Agreement (N494AS), dated as of July 2, 2020, between Alaska Airlines and U.S. Bank Trust National Association, as Loan Trustee.*, ***

4.16

Participation Agreement (N626QX), dated as of July 2, 2020, among Horizon U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein.*, ****

4.17	Indenture and Security Agreement (N626QX), dated as of July 2, 2020, between Horizon and U.S. Bank Trust National Association, as Loan Trustee.*, ****

4.18	Form of Series 2020-1 Equipment Notes issued by Alaska Airlines (included in Exhibits 4.13 and 4.15).

4.19	Form of Series 2020-1 Equipment Notes issued by Horizon (included in Exhibit 4.17).

99.1	Schedule I**.

99.2	Schedule II***.

99.3	Schedule III****.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain confidential information contained in this exhibit, marked by [***], has been omitted because it (i) is not material and (ii) would likely cause competitive harm to the Company if it were to be publicly disclosed.
**	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the Boeing 737-890 Aircraft (other than the Aircraft bearing U.S. Registration No. N568AS) that relate to the offering of the Alaska Air Pass Through Certificates, Series 2020-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.12 and 4.13, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Boeing 737-890 Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.12 and 4.13 with respect to the Aircraft bearing U.S. Registration No. N568AS.
***	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the Boeing 737-990ER Aircraft (other than the Aircraft bearing U.S. Registration No. N494AS) that relate to the offering of the Alaska Air Pass Through Certificates, Series 2020-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.14 and 4.15, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Boeing 737-990ER Aircraft. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.14 and 4.15 with respect to the Aircraft bearing U.S. Registration No. N494AS.
****	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.3 filed herewith contains a list of documents applicable to the Embraer E175 LR Aircraft (other than the Aircraft bearing U.S. Registration No. N626QX) that relate to the offering of the Alaska Air Pass Through Certificates, Series 2020-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.16 and 4.17, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to such Embraer E175 LR Aircraft. Exhibit 99.3 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.16 and 4.17 with respect to the Aircraft bearing U.S. Registration No. N626QX.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.

Registrant

Date: July 6, 2020

/s/ CHRISTOPHER M. BERRY
Christopher M. Berry
Vice President Finance and Controller